Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Investors Trust, Inc. (the “Trust”), certify that, to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	May 27, 2005
Mark R. Fetting President	Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Investors Trust, Inc. (the “Trust”), certify that, to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	May 27, 2005
Marie K. Karpinski	Date
Vice President and Treasurer